AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

            THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of April 4, 1997, is made between TFC ENTERPRISES, INC., a Delaware corporation (the "Company") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC") and amends and restates that certain Registration Rights Agreement, dated as of December 20, 1996 between the Company and GECC and does not constitute a novation.

                                    RECITALS:

            A. THE Finance Company ("TFC"), a Virginia corporation and subsidiary of the Company, entered into a certain Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement, dated as of December 20, 1996 (the "Loan Agreement"), whereby, among other things, GECC agreed to make loans to TFC pursuant to the terms thereof, and which agreement is guaranteed by the Company.

            B. As consideration for GECC entering into the Loan Agreement, the Company issued to GECC a certain Warrant to Purchase Common Stock, dated December 20, 1996, (including any divisions thereof, the "First Warrant"), whereby GECC was granted rights to purchase shares of the Common Stock (as hereinafter defined) of the Company. The Company also entered into a Registration Rights Agreement with GECC, dated December 20, 1996 (the "Original Registration Rights Agreement") in order to provide certain registration rights to GECC in order to facilitate the distribution of such shares of Common Stock purchasable under the First Warrant.

            C. TFC is currently in default under the Loan Agreement and GECC has agreed to restructure the loans under the Loan Agreement and to pay off another creditor of the Company, namely, Nationsbank, N.A. (the "Loan Restructure"). In connection with the Loan Restructure, TFC and GECC executed Amendment No. 1, dated as of the date hereof (the "Amendment," and together with the Loan Agreement, the "Amended Loan Agreement"), in order to set forth the terms and conditions of the Loan Restructure.

            D. As consideration for GECC entering into the Amendment, the Company is required to issue to GECC a warrant for additional shares of Common Stock of the Company, pursuant to that certain Warrant (No. 2) to Purchase Common Stock, dated as of the date hereof (including any divisions thereof, the "Second Warrant").

            E. As further consideration for GECC entering into the Amendment, the Company is required to grant GECC registration rights with respect to the Common Stock purchasable under the Second Warrant. It is the desire of the Company and GECC to amend and restate the Original Registration Rights Agreement to provide for registration rights with respect to the Common Stock purchasable under both the First Warrant and the Second Warrant. For the purposes of this Agreement, the First Warrant and the Second Warrant, together, shall be referred to as the "Warrant."

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, in the Loan Agreement and in the Warrant, the Company and GECC hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            1.1 Defined Terms. For purposes of this Agreement, the following terms have the following meanings:

                        (a) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

                        (b) "BLUE SKY FILING" shall mean a filing made in connection with the registration or qualification of the GECC Shares under a particular state's or similar jurisdiction's securities or blue sky laws.

                        (c) "BUSINESS DAY" shall mean a day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or in the case of determining a date on which any payment is due, a day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Virginia are authorized or obligated by law or required by executive order to be closed.

                        (d) "COMMON STOCK" shall mean all shares now or hereafter authorized of the Company's Common Stock, $.01 par value per share, and stock of any other class into which such shares may hereafter be changed.

                        (e) "COUNSEL TO THE HOLDERS" shall mean the single law firm from time to time representing the Holders, as appointed by the Holders of a majority in number of the GECC Shares.

                        (f) "EFFECTIVE DATE" shall mean the date on which the Registration Statement provided in Section 2.2 is initially declared effective by the SEC.

                        (g) "EFFECTIVE PERIOD" shall have the meaning set forth in Section 2.2(b) hereof.

                        (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                        (i) "GECC SHARES" shall mean collectively (i) the Warrant Shares and (ii) the Warrant, if applicable pursuant to Section 2.1(b). Securities shall cease to be GECC Shares (and therefore cease to be entitled to the benefits of this Agreement) in accordance with Section 2.1(a).

                        (j) "HOLDER" shall mean, collectively, (i) GECC and (ii) any successor holder of GECC Shares pursuant to Section 5.3.

                        (k) "INSPECTORS" shall have the meaning set forth in Section 2.4(k) hereof.

                        (l) "NASD" shall mean the National Association of Securities Dealers, Inc.

                        (m)         "NASDAQ" shall mean the NASDAQ Stock Market.

                        (n)         "PERSON" shall have the meaning set forth in
Section 3(a)(9) of the Exchange Act as in effect on the date of this Agreement.

                        (o) "PROSPECTUS" shall mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the GECC Shares covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in any such prospectus.

                        (p) "RECORDS" shall have the meaning set forth in Section 2.4(k) hereof.

                        (q) "REGISTRATION EXPENSES" shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees with the SEC, NASD and NASDAQ, or any other exchange or automated interdealer quotation system as then applicable, (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the GECC Shares on NASDAQ, or any other exchange or automated interdealer quotation system as then applicable, (v) the fees and disbursements of the Company's counsel and of its independent public accountants, (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, (vii) one-half of the reasonable fees and expenses of Counsel to the Holders, and
(viii) out-of-pocket expenses of underwriters, if any, paid by the issuer to the extent provided for in any underwriting agreement. Registration Expenses shall not include (x) any fees or disbursements of counsel to the Holders (other than Counsel to the Holders) and (y) underwriting discounts and commissions, and transfer taxes, if any, relating to the sale or disposition of the GECC Shares.

                        (r) "REGISTRATION STATEMENT" shall mean one or more registration statements of the Company under the Securities Act that cover any portion of the GECC Shares pursuant to the terms of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

                        (s) "SEC" shall mean the Securities and Exchange Commission.

                        (t) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                        (u) "WARRANT SHARES" shall mean the 1,135,280 shares of Common Stock purchasable by the Holders under the Warrant, as adjusted from time to time as provided therein, and including but not limited to, any securities paid, issued or distributed in respect of any shares of Common Stock by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

            1.2 Other Definitional Provisions. Except as otherwise specified herein:

                        (a) All references herein (i) to any Person shall be deemed to include such Person's successors and assigns, and (ii) to any applicable law defined or referred to herein, shall be deemed references to such applicable laws as same may have been or may be amended or supplemented from time to time.

                        (b) Whenever used in this Agreement, the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this Agreement unless otherwise specified.

                        (c) When the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.


                     ARTICLE II REGISTRATION OF SECURITIES

            2.1         Securities Subject to this Agreement.

                        (a) The securities entitled to the benefits of this Agreement are the Warrant Shares and the Warrant (subject to Section 2.1(b)). For the purposes of this Agreement, any such securities will no longer be subject to this Agreement and no longer deemed "GECC Shares" when and to the extent that (i) a Registration Statement covering such securities has been declared effective under the Securities Act and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or (iv) such securities have ceased to be outstanding following the issuance thereof.

                        (b) Section 2.1(a) notwithstanding, the Warrant shall be entitled to the benefits of this Agreement and deemed to be a "GECC Share" only to the extent necessary to provide the benefits hereunder (including registration) with respect to the Warrant Shares.

            2.2         Registration Requirements.

                        (a) The Company shall: (i) on or prior to September 5, 1997, file a Registration Statement with respect to the GECC Shares with the SEC; and (ii) use its best efforts to cause such Registration Statement to be declared effective by the SEC.

                        (b) The Company shall use its best efforts to maintain the effectiveness of any registration relating to the GECC Shares pursuant to Section 2.2(a), and the listing of any such Warrant Shares on NASDAQ or any exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted, for the period from the Effective Date to and including March 31, 2002, subject to extension as provided in Sections 2.2(c), 2.4(e) and 2.4(l) (the "Effective Period").

                        (c) For each Holdback Period required by the Company under Article III of this Agreement, the Effective Period specified in
Section 2.2(b) above shall be extended for the number of Business Days of the relevant Holdback Period.

                        (d)         The obligations of the Company under this
Section 2.2 are in addition to, and independent of, the Company's obligation to provide piggy-back registration rights under Section 2.3. In no event shall a registration of GECC Shares, or the offer by the Company of such registration, pursuant to this Section 2.2 be deemed to preclude, be in substitution for, or otherwise relieve the Company of its obligations under, Section 2.3, or vice versa.

            2.3         Piggy-Back Registration Rights.

                        (a) Whenever prior to the Effective Date, the Company shall propose to file a registration statement under the Securities Act relating to the public offering by or through one or more underwriters of Common Stock for the Company's own account (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms, or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company) and on a form and in a manner that would permit registration of GECC Shares for sale to the public under the Securities Act, the Company shall (i) give written notice at least 20 Business Days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all of the GECC Shares then held by it included among the securities to be covered thereby and (ii) at the written request of any such Holder given to the Company within 15 days after such Holder's receipt of written notice from the Company, include among the securities covered by such registration statement the number of GECC Shares which such Holder (a "Requesting Holder") shall have requested be so included (subject, however, to reduction in accordance with Section 2.3(b) below).

                        (b) If the lead managing underwriter selected by the Company for an underwritten offering pursuant to Section 2.3(a) determines that marketing factors require a limitation on the number of shares of GECC Shares to be offered and sold by Requesting Holders in such offering, there shall be included in the offering only that number of GECC Shares, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success and pricing of the offering of all the shares of Common Stock that the Company desires to sell for its own account. In such event and provided the lead managing underwriter has so notified the Company in writing, the shares of Common Stock to be included in such offering shall consist of (i) first, the securities the Company proposes to sell, and (ii) second, the number, if any, of GECC Shares requested to be included in such registration that, in the opinion of such lead managing underwriter, can be sold without jeopardizing the success of the offering of all the securities that the Company desires to sell for its own account. If the Requesting Holders of GECC Shares shall number greater than one, then such amount set forth in (ii) above shall be allocated on a pro rata basis among such Requesting Holders based on the number of GECC Shares that each such Requesting Holder has requested to be so included.

                        (c) Nothing in this Section 2.3 shall create any liability on the part of the Company to the Holders if the Company for any reason should decide not to file a registration statement proposed to be filed under Section 2.3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

                        (d) Each Holder of GECC Shares to be included in any underwritten offering pursuant to Section 2.3(a) above shall be a party to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and the conditions precedent to the obligations of such Holders under such underwriting agreement shall be satisfactory to the Holders of a majority in number of the GECC Shares being so sold.

                        (e) Any such Holder shall not be required to make any representations or warranties to the Company or its underwriters other than representations or warranties regarding such Holder, title to its securities and such Holder's intended method of distribution, but shall agree to the indemnities and rights to contribution to the effect and to the extent provided in Article IV hereof.

                        (f) The Company may also require that the GECC Shares requested for inclusion pursuant to this Section 2.3 be included in the offering on the same financial terms (to the extent feasible and applicable) as the securities otherwise being sold through the underwriters.

                        (g) Subject to Sections 2.3(d), (e), and (f), no Holder may participate in any underwritten offering pursuant to this Section 2.3 unless such Holder completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement.

            2.4 Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any GECC Shares under the Securities Act as provided in this Agreement, the Company will:

                        (a) prepare and file with the SEC one or more Registration Statements covering the GECC Shares on any form or forms for which the Company then qualifies or that counsel for the Company shall deem appropriate, and which form shall be available for the sale of the GECC Shares in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective;

                        (b) prepare and promptly file with the SEC pre- and post-effective amendments to any such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective
(i) in the case of the registration required by Section 2.2, during the Effective Period and (ii) in the case of a piggy-back registration under Section 2.3, for up to 90 days, and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of the GECC Shares covered by such Registration Statement;

                        (c) furnish to each Holder such number of copies of any Registration Statement and each pre- and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the GECC Shares by such Holder (the Company hereby consenting to the use (subject to the limitation set forth in the last paragraph of this Section 2.4) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

                        (d) use its best efforts to register or qualify the GECC Shares under such other securities or blue sky laws of such jurisdictions as any Holders may reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the GECC Shares, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                        (e) notify each Holder at any time when a Prospectus is required to be delivered under the Securities Act while the GECC Shares are subject to this Agreement, of the Company's becoming aware that a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (the period during which Holders are required to refrain from effecting public sales or distributions in such case being referred to as a "Section 2.4(e) Period"), and prepare and furnish to each Holder a reasonable number of copies of an amendment to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such GECC Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the time during which such Registration Statement shall remain effective pursuant to Section 2.2 shall be extended by the number of Business Days of the Section 2.4(e) Period; provided, however, that the time required to make effective any post-effective amendments required to be filed by the Company to (i) comply with Section 10(a)(3) of the Securities Act or (ii) reflect any facts or events arising after the Effective Date, which, individually or in the aggregate, represent a material fundamental change in the information set forth in the Registration Statement shall not be included within the Section 2.4(e) Period.

                        (f)         notify each Holder,

                                    (i)         when the Prospectus or any
Prospectus supplement or pre- or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                                    (ii)        of any request by the SEC for
amendments or supplements to any Registration Statement or Prospectus or for additional information;

                                    (iii)       of the issuance by the SEC of
any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of any Registration Statement or any order preventing the use of a related Prospectus, or the initiation or any threats of any proceedings for such purposes; and

                                    (iv)        of the receipt by the Company of
any written notification of the suspension of the registration or qualification of any of the GECC Shares for sale in any jurisdiction or the initiation or any threats of any proceeding for that purpose;

                        (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its shareholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this paragraph if it has complied with Rule 158 under the Securities Act;

                        (h) use its best efforts to cause all such GECC Shares to be listed on any securities exchange or automated quotation system on which the Common Stock has been listed, if such GECC Shares are not already so listed and if listing is then permitted under the rules of such exchange or automated quotation system, and to provide a transfer agent and registrar for the GECC Shares covered by any Registration Statement no later than the effective date of such Registration Statement;

                        (i) cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as such Holders may request;

                        (j) if a Holder reasonably requests in connection with any underwritten offering pursuant to Section 2.3, incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority in number of the GECC Shares being sold agree should be included therein relating to the plan of distribution with respect to such GECC Shares, including, without limitation, information with respect to the principal amount of GECC Shares being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the GECC Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                        (k) provide any Holder and any attorney, accountant or other agent retained by any such Holder (collectively, the "Inspectors") with reasonable access during normal business hours to appropriate officers of the Company and its subsidiaries to ask questions and to obtain information that any such Inspector reasonably requests and make available for inspection all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs or is otherwise bound by a confidentiality agreement reasonably satisfactory to the Company. The Company will furnish to each Holder at least five Business Days prior to the filing thereof, a copy of any Registration Statement or any amendment or supplement thereto that reflects new revised information concerning one or more of the Holders, and shall not file any such Registration Statement, amendment or supplement to which any Holder shall have reasonably objected on the grounds that such Registration Statement, amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder;

                        (l) in the event of the issuance of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the registration or qualification of any GECC Shares for sale in any jurisdiction, the Company will use its best efforts promptly to obtain its withdrawal, and the Effective Period for which the Registration Statement under Section 2.2 shall be kept effective shall be extended by the number of Business Days equal to the number of Business Days between the issuance and withdrawal of any stop orders (a "Section 2.4(l) Period"); and

                        (m) in any Registration Statement under Section 2.2, provide with respect to the plan of distribution that a Holder may offer and sell his GECC Shares by one or more of the following methods: (i) ordinary brokerage transactions by one or more brokers acting as agent for the Holder, at a price or prices related to the then current market price of the Common Stock, with such commissions to be paid by the Holder to the broker as shall be agreed upon by them, (ii) purchases by a broker or dealer as principal and resale by such broker or dealer for its own account at a price or prices related to the then current market price of the Common Stock, less such discount, if any, as shall be agreed upon by the Holder and such broker or dealer, (iii) by a combination of the methods described in (i) and (ii) above, (iv) privately negotiated transactions at such prices as may be agreed upon, and (v) sales made pursuant to Rule 144 under the Securities Act, where applicable.

            Each Holder shall furnish to the Company in writing such information regarding it and pertinent to the disclosure requirements relating to the registration and the distribution of the GECC Shares as the Company may reasonably request from time to time. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by it to the Company or of the happening of any event in either case as a result of which a Registration Statement, a Prospectus, or any amendment or supplement thereto contains an untrue statement of a material fact regarding it or omits to state any material fact regarding it required to be stated therein or necessary to make the statements therein not misleading and to furnish promptly to the Company any additional information required to correct and update any previously furnished information or required so that such Registration Statement, Prospectus, or amendment or supplement, shall not contain, with respect to such Holder, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.4(e) or 2.4(l) above, it will forthwith discontinue disposition of any GECC Shares pursuant to the Prospectus or Registration Statement covering such GECC Shares until such Holder's receipt of the copies of the amended or supplemented Prospectus contemplated by Section 2.4(e) or the withdrawal of any stop order contemplated by Section 2.3(l), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such GECC Shares at the time of receipt of such notice.

            2.5 Registration Expenses. The Company will pay all Registration Expenses in connection with all registrations of GECC Shares hereunder, and each Holder shall pay (x) any fees and disbursements of counsel to such Holder (other than Counsel to the Holders), (y) one-half of the reasonable fees and expenses of Counsel to the Holders and (z) all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of its respective GECC Shares.

            2.6         Reports Under the Exchange Act.  The Company agrees to:

                       (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                        (b) furnish to any Holder, during the Effective Period, forthwith upon request (i) a written statement of the Company that it has complied with the current public information reporting requirements of Rule 144 under the Securities Act and the Exchange Act and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC under the Exchange Act.

                                  ARTICLE III
                                HOLDBACK PERIOD

            If one or more underwritten public offerings of shares of Common Stock (other than the Warrant Shares) occur during the Effective Period, then, in connection with each such public offering, the Company may require the Holders and their respective Associates and Affiliates to refrain from, and each Holder and its Associates and Affiliates will refrain from, selling any of the Warrant Shares for a period determined by the Company but not to exceed one-hundred twenty (120) days (each such period referred to as a "Holdback Period") so long as the Company delivers written notice to such Holder of the Company's requirement of a Holdback Period, and the length of such Holdback Period, no less than five (5) Business Days prior to the inception of the Holdback Period; provided, that the Company may so require each Holder to refrain from selling any of the Warrant Shares during no more than two such Holdback Periods during the Effective Period.


                                   ARTICLE IV
                          INDEMNIFICATION; CONTRIBUTION

            4.1 Indemnification by the Company. The Company will, and hereby does indemnify and hold harmless, to the fullest extent permitted by law, and, subject to Section 4.3 below, defend each Holder, its officers, directors, agents, trustees, stockholders and each other Person, if any, who controls Holder (within the meaning of the Securities Act), against any and all losses, claims, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any pre- or post-effective amendment thereto or in any Blue Sky Filing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (unless such statement is corrected and the Company has furnished copies of such corrected Prospectus to such Holder under Section 2.4(e) above); provided, however, that the indemnification agreement contained herein shall not (i) apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such indemnified party from time to time specifically for use in connection with preparation of the Registration Statement, the Prospectus, any such amendment or supplement thereto or any Blue Sky Filing or (ii) inure to the benefit of any Person, to the extent that any such loss, claim, damage or expense arises out of such Person's failure to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement, or omission or alleged omission, at or prior to the written confirmation of the sale of the GECC Shares to such Person if such statement or omission was corrected in the Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder or controlling Person and shall survive the transfer of such securities by a Holder.

            4.2 Indemnification by the Holders. Each Holder will, and hereby does, indemnify and hold harmless and, subject to Section 4.3 below, defend (in the same manner and to the same extent as set forth in Section 4.1 above) the Company, its officers, directors, agents, trustees, stockholders and each other Person, if any, who controls the Company (within the meaning of the Securities
Act), with respect to any such untrue statement or alleged untrue statement in, or any such omission or alleged omission from, any Registration Statement, any Prospectus, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder from time to time specifically for use in connection with preparation of the Registration Statement, the Prospectus, and any such amendment or supplement thereto. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or such other indemnified Person and shall survive the transfer of such securities by a Holder.

            4.3 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 and 4.2 above, such indemnified party will give, if a claim in respect thereof is to be made against an indemnifying party, written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article IV, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a material conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel chosen by the indemnifying party who is reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of reasonable investigation. If the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any written indemnification notice to notify, in writing, such Person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's reasonable costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense, except that the indemnifying party shall be liable for such reasonable costs and expenses if, in such indemnified party's reasonable judgment, a material conflict of interest between such indemnified and indemnifying parties may exist as described above. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

            4.4 Indemnification Payments. The indemnification required by this
Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense as and when bills are received or expense, loss, damage or liability is incurred, subject to the receipt of such documentary support therefor as the indemnifying party may reasonably request.

            4.5 Contribution. If the indemnification provided for in this
Article IV is unavailable to or insufficient to hold harmless an indemnified party otherwise entitled to be indemnified thereunder in respect to any losses, claims, damages and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, expenses or actions; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of securities sold by each Holder under such Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of GECC Shares covered by such Registration Statement. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contributions pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 4.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

            4.6 Other Rights and Liabilities. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                                    ARTICLE V
                                  MISCELLANEOUS

            5.1 Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by facsimile and confirmed by return facsimile, or seven (7) days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

                                    a)  if to the Company, to it at:

                                        5425 Robin Hood Road
                                        Suite 101A
                                        Norfolk, Virginia  23513
                                        Attention:  President
                                        Facsimile No.:  (757) 858-4093
                                        Telephone No.:  (757) 858-1400

                                        with copies to:

                                        John M. Paris, Esquire
                                        Kaufman & Canoles
                                        Post Office Box 3037
                                        Norfolk, Virginia  23514
                                        Facsimile No.:  (757) 624-3169
                                        Telephone No.:  (757) 624-3181

                                    b)  if to GECC, to it at:

                                        Nicholas L. Calabrese, Esquire
                                        Auto Financial Services
                                        General Electric Capital Corporation
                                        600 Hart Road
                                        Barrington, Illinois  60010
                                        Facsimile No.:  (847) 304-3444
                                        Telephone No.:  (847) 304-3374

                                        with copies to:

                                        William L. Pitman, Esquire
                                        Williams, Mullen, Christian & Dobbins
                                        Post Office Box 1320
                                        Richmond, Virginia  23210-1320
                                        Facsimile No.:  (804) 783-6456
                                        Telephone No.:  (804) 783-6474


or to such other address as such party shall have designated by notice so given to each other party.

            5.2 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the Company and Holders of at least a majority in number of the GECC Shares then outstanding.

            5.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder other than GECC, and any successors thereof; provided, however, that any prospective Holder which is not a party to this Agreement shall have agreed in writing to become a Holder under this Agreement and to be bound by the terms and conditions hereof. In the absence of compliance with the foregoing sentence of this Section 5.3, any such purported assignment shall be null and void.

            5.4 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement, the Loan Agreement and the Warrant.

            5.5 Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

            5.6 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

            5.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

            5.8 Severability. If any terms of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be in force to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

            5.9 Jurisdiction. Each party to this Agreement (i) hereby irrevocably submits to the exclusive jurisdiction of the Federal courts located in the Commonwealth of Virginia, and in the event that such Federal courts shall not have subject matter jurisdiction over the relevant proceeding, then of the state courts located in the Commonwealth of Virginia, for the purpose of any action arising out of or based upon this Agreement or relating to the subject matter hereof or the transactions contemplated hereby, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such court and (iii) hereby agrees not to commence any action arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named court whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Virginia law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.1 hereof is reasonably calculated to give actual notice.

            5.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

            5.11 Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

            5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.


                          [ Intentionally left blank ]

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                                            TFC ENTERPRISES, INC.

                                            By:         _______________________

                                            Its:        _______________________




                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:         _______________________

                                            Its:        _______________________